Rule 497(e)

File Nos. 333-52956; 811-07549

SCHWAB Signature™ ANNUITY

SUPPLEMENT DATED JUNE 28, 2005

To the Prospectus dated April 29, 2005 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab Signature Annuity™ Contract Owner:

Recently, the Board of Trustees of the Scudder VIT Investment Funds, Inc. approved the liquidation of the following Portfolio:

Scudder VIT EAFE® Equity Index Fund - Class A Shares (the “liquidating Fund”).

The redemption and liquidation of outstanding shares of the liquidating Fund is anticipated to take place on July 25, 2005 (“Redemption Date”). As a result, effective as of the Redemption Date, the Sub-Account investing in the liquidating Fund will be closed to new Contributions and incoming Transfers.

Any Contract Owner utilizing the Automatic Bank Draft Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the liquidating Fund’s Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Redemption Date, any assets invested in, and any allocations made to, the liquidating Fund’s Sub-Account will be directed to the Schwab Money Market™ Portfolio Sub-Account.

If you have any assets invested in the Sub-Account of the liquidating Fund subsequent to the Redemption Date, they will be involuntarily redeemed and invested in the Schwab Money Market™ Portfolio Sub-Account.

You may elect to transfer your Variable Account Value in the Sub-Account of the liquidating Fund before the Redemption Date by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account of the liquidating Fund to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Signature Annuity™ remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 29, 2005.

Please keep this supplement for future reference.

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